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                              INPUT/OUTPUT, INC.
                      1996 MANAGEMENT INCENTIVE PROGRAM

                                   PURPOSE

    The purpose of the Input/Output, Inc. 1996 Management Incentive Program is to advance the interests of Input/Output, Inc. and its stockholders by providing certain key employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Plan is intended to provide Participants with annual incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

                                  ARTICLE I

                                 DEFINITIONS

    For the purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         "BASE SALARY" means the actual base salary of a Participant (exclusive of Bonuses and any compensation under any other employee compensation or benefit plans of the Company) paid or to be paid, as the case may be, to a Participant with respect to the Bonus Year in question, according to the books and records of the Company and its Subsidiaries.

         "BOARD" means the board of directors of the Company.

         "BONUS" means either or both, as the context may require, of a Budget Bonus or an PBT Bonus awarded pursuant to the Plan.

         "BONUS YEAR" means the fiscal year of the Company and its Subsidiaries with respect to which a Bonus is calculated.

         "BUDGET BONUS" means the Bonus calculated in accordance with Article
    V.

         "BUDGETED PROFITS BEFORE TAXES" means the estimated consolidated earnings before income taxes of the Company and its Subsidiaries for the Bonus Year in question, as determined in accordance with GAAP and adopted by the Company for purposes of the Company's annual operating budget for the Bonus Year in question.

         "COMMITTEE" has the meaning assigned to it in Article II.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" means Input/Output, Inc., a Delaware corporation.

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         "CORPORATE THRESHOLD" means with respect to any Bonus Year, the minimum level of Profits Before Taxes that must be realized by the Company before any Budget Bonus or PBT Bonus, as the case may be, can be paid by the Company.

         "COVERED EMPLOYEE" shall have the same meaning as the term "covered employee" (or its counterpart, as such term may be changed from time to time) contained in the treasury regulations promulgated under Code Section 162(m), or their respective successor provision or provisions, that being an employee for which the limitation on deductibility for compensation pursuant to Code Section 162(m) is applicable.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition and the results of operations of the Company and its Subsidiaries, except that any accounting principle or practice required to be changed by such Financial Accounting Standards Board (or other appropriate board or committee of such board) in order to continue as a generally accepted accounting principle or practice may so be changed.

         "GROUP" and "GROUPS" have the meanings assigned to them in Article IV.

         "1934 ACT" means the Securities Exchange Act of 1934, as amended.

         "PARTICIPANT" means any key employee of the Company or any of its Subsidiaries that the Committee has determined to be eligible for participation in the Plan.

         "PAYMENT DATE" means the business day selected by the Committee upon which the Committee shall calculate and declare Bonuses in accordance with
    Section 7.2, which shall be a date after the Company's independent accounting firm issues its audit report on the Company's financial statements with respect to the Bonus Year in question, and which in any event shall not be later than ninety (90) days after the end of the applicable Bonus Year.

         "PBT BONUS" means the Bonus calculated in accordance with Article VI.

         "PERFORMANCE GOALS" means the performance measures established by the Committee for each Group for any Bonus Year in accordance with Articles V and VI of the Plan, which shall be expressed as percentages; these applicable percentages will be multiplied by the Base Salaries of Participants in determining their Bonus amounts.

         "PLAN" means the Input/Output, Inc. 1996 Management Incentive Program, as it may be amended from time to time.

         "PROFITS BEFORE TAXES" or "PBT" means the consolidated earnings before income taxes of the Company and its Subsidiaries for the fiscal year in question, determined by reference to the Company's audited consolidated statement of operations for such fiscal year prepared in accordance with GAAP.

         "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Bonus, each of the corporations other than the last

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    corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "SUBSIDIARIES" means more than one of any such corporations.

         "TOTAL BONUS" means the aggregate compensation, if any, awarded to a Participant on the Payment Date for any Bonus Year pursuant to a Budget Bonus and/or a PBT Bonus.

                                  ARTICLE II

                                ADMINISTRATION

    Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be an "outside director" as such term is used in Code Section 162(m).

    The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable.

    The Committee shall have full authority to select the key employees who will participate in the Plan, to designate the Groups in which they will participate, to establish Performance Goals with respect to each Group and certify the extent of their achievement, establish and certify the achievement of the Corporate Thresholds, and generally to administer the Plan, including authority to interpret and construe any provision of the Plan. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                 ARTICLE III

                                 ELIGIBILITY

    The Committee shall, on a date within the first ninety (90) days of the Bonus Year in question, select the particular key members of management of the Company and the particular key employees of the Company and its Subsidiaries to whom Bonuses under the Plan may be granted. Except as otherwise provided in
Article IV, employees who participate in the Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary. As used herein, the term "employee" shall mean any person employed full-time by the Company or a Subsidiary on a salaried basis, and the term "employment" shall mean full-time salaried employment by the Company or a Subsidiary.

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                                  ARTICLE IV

                            INCENTIVE PLAN GROUPS

    Each Participant in the Plan shall be designated as a member of a Group by the Committee in accordance with the terms of the Plan. The initial Groups of Participants under the Plan shall be constituted as follows:

    Group I:   Chief Executive Officer and Chief Operating Officer of the
               Company

    Group II:  Vice Presidents and Controller of the Company

    Group III: Tier One key employees of the Company and its Subsidiaries, as determined by the Committee

    Group IV:  Tier Two key employees of the Company and its Subsidiaries as determined by the Committee

The Committee may hereafter establish different Groups or classes of Groups with respect to any Bonus Year if such designation is accomplished within the first 90 days of such Bonus Year.

    In addition, certain officers and key employees may participate in similar Subsidiary-only management incentive plans adopted by that Subsidiary and, by reason of such participation, as determined by the Committee, may not be eligible for participation in this Plan.

                                  ARTICLE V

                                 BUDGET BONUS

    Prior to that date which is 90 days after the commencement of the Bonus
Year in question, the Board shall have reviewed and approved the operations budget for such Bonus Year, which shall reflect the Budgeted Profits Before Taxes for such Bonus Year. Not later than the 90th day of the Bonus Year in question, the Committee shall set forth in writing the key employees designated as Participants for the Bonus Year and their appropriate Group, whether that Group will participate in the Budget Bonus, the Corporate Threshold with respect to the Budget Bonus for such Bonus Year, and the Performance Goals with respect to each participating Group. The Corporate Threshold with respect to the Budget Bonus for any particular Bonus Year shall be an amount equal to (i) the Budgeted Profits Before Taxes, multiplied by (ii) a percentage determined by the Committee; provided that such Corporate Threshold shall not be less than an amount equal to 80% of Budgeted Profits Before Taxes. The actual percentage amounts of the Performance Goals to apply with respect to the Base Salaries of Participants in each Group will be determined by reference to the extent of the amount that the Profits Before Taxes exceeds the Corporate Threshold for the Budget Bonus for that Bonus Year; provided that the maximum Budget Bonus that may be received by a Participant may not exceed twenty-five percent (25%) of such Participant's Base Salary for such Bonus Year.

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                                  ARTICLE VI

                                  PBT BONUS

    Not later than the 90th day of the Bonus Year in question, the Committee shall set forth in writing the key employees designated as Participants for the Bonus Year and their appropriate Group, whether that Group will participate in the PBT Bonus, the Corporate Threshold with respect to the PBT Bonus for such Bonus Year, and the Performance Goals with respect to each participating Group. The Corporate Threshold with respect to the PBT Bonus for any particular Bonus Year shall be not less than the amount of the Profits Before Taxes for the immediately preceding Bonus Year in question. The actual percentage amounts of the Performance Goals to apply with respect to the Base Salaries of Participants in each Group for purposes of determining a PBT Bonus will be determined by reference to the extent of the amount that the Profits Before Taxes exceeds the Corporate Threshold for the PBT Bonus for that Bonus Year.

                                 ARTICLE VII

                  PAYMENT OF BONUSES AND GENERAL PROVISIONS

    7.1 LIMITATION ON TOTAL BONUS. Notwithstanding any provision to the contrary contained herein, the maximum Total Bonus payable to any Participant with respect to any Bonus Year shall not exceed $750,000. The Bonus amounts calculated in accordance with Articles V and/or VI hereof for any Participant who is a Covered Employee with respect to the Bonus Year in question may be reduced by an amount of up to 50% by the Committee in its sole discretion; PROVIDED, HOWEVER, that under no circumstances may the amount of a Bonus determined under Articles V and/or VI of this Plan with respect to any Participant who is a Covered Employee with respect to the Bonus Year in question be increased. Bonus amounts calculated hereunder with respect to any Participant who is not a Covered Employee for the Bonus Year in question may be reduced or increased by the Committee in its sole discretion.

    7.2 PAYMENT. As a condition to eligibility for payment of a Bonus with respect to any particular Bonus Year, a Participant shall be required to be in the employ of the Company or one of its Subsidiaries through the applicable Payment Date, UNLESS (i) such Participant terminated his or her employment during such period due to retirement from the Company and its Subsidiaries in accordance with standard retirement policies of the Company and its Subsidiaries then in effect, or (ii) the Participant, while in the employ of the Company or one of its Subsidiaries, became totally and permanently disabled (as that term is defined in Section 22(e) of the Code) or died during such period. In the event of such retirement, death or disability, the Participant (or, in the case of death or disability, the Participant's estate or legal representative, as the case may be, or a designated beneficiary in accordance with Section 11.6) shall receive a prorated portion of his Bonus based on the portion of the Bonus Year that the Participant was in the employ of the Company or one of its Subsidiaries.

    In the event that a person becomes an employee of the Company or one of its Subsidiaries during a Bonus Year and the Committee determines to designate such person as a member of Group III or Group IV (or their successor Group(s), if subsequently designated by the Committee in accordance with Article IV), such person will become a Participant as of the date of each designation, and shall be entitled to receive a prorated portion of his Bonus based on the portion of the Bonus Year that the Participant was in the employ of the Company or one of its Subsidiaries. If a Participant that is a member of Group I or Group II (or their successor Group(s), if designated by the Committee) ceases to be employed by the Company or such Participant's status with the Company as an officer changes as a result of a reassignment of duties, any person who succeeds the Participant in the same or a comparable position within the Company, may be designated

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by the Committee as a Participant and a member of Group I or Group II (or their successor(s)), as may be applicable, for the duration of the applicable Bonus Year, effective as of the date such person assumes such position.

    Following the verification by the Company's independent accountants of the Company's financial results for any Bonus Year, the Committee shall certify (i) whether the Profits Before Taxes exceeded the Corporate Thresholds for the Budget Bonus and the PBT Bonus; (ii) whether and the extent to which PBT Bonuses and Budget Bonuses are payable to the Participants in each Group by applying their applicable Performance Goals to their respective Base Salaries; and (iii) the amounts of the Bonuses, if any, to be paid to the Participants in accordance with Articles V and VI, as may be applicable (and Section 7.1, if applicable). The Committee shall instruct the Company, or instruct the Company to cause any Subsidiary, as applicable, to pay to each Participant his Bonus in accordance with this Article, as promptly as reasonably practicable after such Payment Date.

    7.3 PARTIAL FISCAL YEARS. In the event that the Company and its Subsidiaries adopt any different fiscal year which results in a fiscal year having less than twelve months, the Committee shall, in its sole discretion, award Bonuses computed as provided in Articles V and VI (and Section 7.1, if applicable) but reduced by the Committee for such shortened fiscal year, or defer any awards of Bonuses for such fiscal period until a Payment Date following such full twelve-month fiscal year.

    7.4 NO RIGHTS TO BONUS. The prospective recipient of a Bonus shall not have any rights with respect to any Bonus, or any portion thereof, until the award thereof on the Payment Date to which the particular Bonus amount relates.

                                 ARTICLE VIII

                         AMENDMENT OR DISCONTINUANCE

    The Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that any amendment that modifies any preestablished performance goal for Participants in Group I or Group II (or their successor(s), as may be applicable) under this Plan with respect to any particular Bonus Year may only be effected on or prior to that date which is 90 days following the commencement of such Bonus Year. In addition, the Board shall have the power to amend the Plan in any manner advisable in order for Bonuses granted under the Plan to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Bonuses granted under the Plan).

                                  ARTICLE IX

                              EFFECT OF THE PLAN

    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted a Bonus or any other rights. In addition, nothing contained in this Plan and no action taken pursuant to its provisions shall be construed to (a) give any Participant any right to any compensation, except as expressly provided herein;
(b) be evidence of any agreement, contract or understanding, express or implied, that the Company will employ a Participant in any particular position; (c) give any Participant any right, title, or interest whatsoever in or to any investments which the Company may

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make to aid it in meeting its obligations hereunder; or (d) create a trust of any kind or a fiduciary relationship between the Company and a Participant or any other person.

                                  ARTICLE X

                                     TERM

    The effective date of this Plan shall be as of July 12, 1996, subject to stockholder approval. This Plan and any benefits granted hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders of the Company. Unless sooner terminated by action of the Board, the Plan will terminate on the 12th day of July, 2001.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

    11.1 NO RIGHT TO CONTINUE EMPLOYMENT. Nothing in the Plan confers upon any Participant the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time (subject to any contract rights of such employee).

    11.2 TAX REQUIREMENTS. The Company (and, where applicable, its Subsidiaries) shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable taxes required by law to be withheld with respect to any payment of any Bonus to a Participant.

    11.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Committee, nor any officer, employee or agent of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and every officer, employee or agent of the Company acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. Each member of the Committee shall, in the performance of his or her duties under the Plan, be fully protected in relying in good faith upon the financial statements of the Company as contemplated by the terms of the Plan.

    11.4 EFFECT ON PARTICIPATION. The award of a Bonus to a Participant shall not by itself be deemed either to entitle the Participant to, or to disqualify the Participant from, as the case may be, participation in any other future grant of Bonuses under the Plan or otherwise, or in any other compensation or benefit plan of the Company or any of its Subsidiaries currently existing or hereafter established.

    11.5 OTHER COMPENSATION AGREEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    11.6 APPLICABILITY TO SUCCESSORS. The Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. Any interests of Participants under the Plan may not be voluntarily sold, transferred, alienated, assigned or encumbered, other than by will or pursuant to the laws

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of descent and distribution; provided however, that a Participant may designate a beneficiary or beneficiaries to receive payments after the Participant's death, by written notice to the Committee. If the Company becomes a party to any merger, consolidation or reorganization, the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

    11.7 REORGANIZATION, MERGER OR CONSOLIDATION. In the event of a merger, consolidation, sale of assets, reorganization or other business combination in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger), the Bonus Year will be deemed to have ended on the date such transaction is consummated. PBT Bonus calculations will be determined based on the Bonus Year-to-date profits before taxes and will be determined based on a comparison of (i) profits before taxes for such Bonus Year to the date of the event, to (ii) profits before taxes for the immediately preceding fiscal year to the same date of such preceding year. The Budget Bonus calculations will be determined based on a comparison of (x) profits before taxes for such Bonus Year to the date the transaction is consummated, to (y) Budgeted Profits Before Taxes for such Bonus Year, pro-rated to the date the transaction is consummated. Such calculations will be based upon the Company's consolidated statement of earnings for the month ended immediately prior to the date of consummation of the sale, merger, reorganization or business combination.

    11.8 GENDER AND NUMBER. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

    11.9 STOCKHOLDER VOTE. The material terms of this Plan shall be disclosed to the stockholders of the Company for approval in accordance with Section 162(m) of the Code. No award or payment of any Bonus under this Plan shall made unless such stockholder approval is obtained.

                                     ARTICLE XII

                               UNFUNDED STATUS OF PLAN

    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Bonuses granted but not yet paid to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed pursuant to prior action taken by the Board.

                                       INPUT/OUTPUT, INC.


                                       By:       /s/  GARY D. OWENS
                                          -----------------------------------
                                          Name:  GARY D. OWENS
                                          Title: PRESIDENT








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